43



Exhibit 10.3
------------


                           ANDRESMIN GOLD CORPORATION
                           --------------------------
                        Suite 1450, 409 Granville Street
                           Vancouver, British Columbia
                                 Canada, V6C 1T2
                               Tel: (604) 669-3707



June 10, 2004

To:
THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
----------------------------------------------
GRUPO MINERO INTERNACIONAL S.A.C.
---------------------------------
193-I, 401-C Jose Antonio Street
La Molina, Peru


Dear Sirs\Mesdames:

     Re: OFFER TO PURCHASE ALL OF THE OUTSTANDING SHARES IN THE CAPITAL OF GRUPO MINERO INTERNACIONAL S.A.C. ("GRUPO") FROM ALL THE SHAREHOLDERS OF THE OUTSTANDING SHARES IN THE CAPITAL OF GRUPO BY ANDRESMIN GOLD CORPORATION ("ANDRESMIN")
     ---------------------------------------------------------------------------

Further to the Letter Agreement dated April 29, 2004 with respect to the matter above-noted, we hereby acknowledge and confirm that the condition precedent to closing as described in clause 6 thereof has been extended from June 10, 2004 to June 30, 2004.

We trust you find the foregoing satisfactory, and would ask that you indicate your agreement with all of the foregoing by executing a copy of this Amending Letter Agreement and return an originally signed copy to the undersigned.


Yours very truly,
ANDRESMIN GOLD CORPORATION


Per:     /s/ Lance Larsen
    -----------------------------------
         Lance Larsen, Director

If the parties wish to accept the terms and conditions set forth above, please execute this Letter Agreement and return an originally signed copy to the undersigned. Upon such execution and return, this Letter Agreement shall constitute a binding agreement upon the parties.


GRUPO MINERO INTERNACIONAL S.A.C.


Per:     /s/ Esther Yvonne Carrillo                  Dated: June 10, 2004
    -----------------------------------
    Esther Yvonne Carrillo, general manager
    of Grupo Minero S.A.C.



         /s/ David Clifton                           Dated: June 10, 2004
---------------------------------------
David Michael Clifton, shareholder of
Grupo Minero Internacional S.A.C.



         /s/ Shih-Hung Chuang                        Dated: June 10, 2004
---------------------------------------
Shih-Hung Chuang, shareholder of
Grupo Minero Internacional S.A.C.